                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1997


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER
MULTI-MARKET INCOME TRUST

              "... During the fiscal year, the market enjoyed an
             unprecedented period of robust economic growth with
         relatively no inflationary pressures. We positioned the fund to take advantage of this environment by increasing its
           position in high yield bonds, Treasuries and to a lesser
                  degree, emerging market investments. ..."

                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF
INVESTMENTS
17
REPORT OF
INDEPENDENT AUDITORS
18
FINANCIAL STATEMENTS
20
NOTES TO
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
23
DESCRIPTION OF DIVIDEND
REINVESTMENT PLAN

AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1997

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER MULI-MARKET INCOME
TRUST                              7.20%      8.72%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                 AS OF      AS OF
                               11/30/97   11/30/96
--------------------------------------------------------------------------------
NET ASSET VALUE                 $10.83     $10.97
--------------------------------------------------------------------------------
MARKET PRICE                    $10.63     $10.63
--------------------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differing degrees of liquidity.

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1997.

--------------------------------------------------------------------------------
ONE-YEAR INCOME:                    $0.8900
--------------------------------------------------------------------------------
NOVEMBER DIVIDEND:                  $0.0725
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)            8.03%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)               8.18%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights section appearing at the end of this report.

TERMS TO KNOW

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time-to-maturity and coupon size. The longer the duration, the greater the interest rate risk.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)                    1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

MANAGEMENT TEAM

                        KEMPER MULTI-MARKET INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]
J. Patrick Beimford, Jr. joined what is now Scudder Kemper Investments, Inc. in 1976, and is a managing director of Scudder Kemper Investments and a portfolio co-manager of Kemper Multi-Market Income Trust. Beimford received a bachelor of science and industrial management degree from Purdue University and earned an M.B.A. from the University of Chicago.

[CESSINE PHOTO]
Robert Cessine is a managing director of Scudder Kemper Investments and portfolio co-manager of Kemper Multi-Market Income Trust. He joined the company in 1993. Cessine received both a B.S. and M.S. from the University of Wisconsin.

[JOHNS PHOTO]
Gordon Johns joined Scudder Kemper Investments in 1988 and is the chief investment officer of Global Bonds for Scudder Kemper Investments, and a portfolio co-manager of Kemper Multi-Market Income Trust. Johns graduated from Balliol College, Oxford, with a B.A. in law.

[MCNAMARA PHOTO]
Mike McNamara has been with Scudder Kemper Investments since 1972 and is a managing director of Scudder Kemper Investments and portfolio co-manager of Kemper Multi-Market Income Trust. McNamara graduated with a B.S. in business administration from the University of Missouri and earned an M.B.A. from Loyola University.

[RESIS PHOTO]
Harry Resis is a managing director with Scudder Kemper Investments. He joined the company in 1988 and is a portfolio co-manager of Kemper Multi-Market Income Trust. Resis received a B.A. in finance from Michigan State University.

[TRUTTER PHOTO]
Jonathan Trutter has been with Scudder Kemper Investments since 1989. He is a senior vice president of Scudder Kemper Investments and a portfolio co-manager of Kemper Multi-Market Income Trust. Trutter received a bachelor's degree with dual majors in East Asian languages and international relations from the University of Southern California. He earned a master's of management degree from Kellogg Graduate School of Business at Northwestern University.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE

BONDS ENJOYED STRONG PERFORMANCE DURING THE YEAR ENDED NOVEMBER 30, 1997, DESPITE SOME TUMULTUOUS EVENTS THAT TOOK PLACE. BELOW, THE PORTFOLIO MANAGERS DISCUSS HOW THEY SHIFTED ASSETS IN THE PORTFOLIO TO PREPARE FOR RISING AND THEN FALLING MARKET YIELDS.

Q     DURING THE FUND'S FISCAL YEAR THE FEDERAL RESERVE BOARD (THE FED) RAISED
SHORT-TERM INTEREST RATES. NEAR THE END OF THE YEAR, EVENTS IN SOUTHEAST ASIA CAUSED A MAJOR SELL-OFF IN GLOBAL MARKETS. HOW DID THESE EVENTS IMPACT THE PERFORMANCE OF THE FIXED-INCOME MARKETS?

A     Despite these events, fixed-income securities performed relatively well during the 12-month period. The Fed did raise interest rates but the impact of the tightening on the market was brief and relatively minimal. In addition, the crisis in Southeast Asia hurt some corporate and emerging market bonds but caused U.S. government bonds to rally. Specifically, here's what happened.

      At the start of the fiscal year, Federal Reserve Board Chairman Alan Greenspan implied in passing that financial assets might be overvalued.
This shook the market and caused yields to rise and securities prices to fall. Early in 1997, strong economic reports surfaced and Greenspan reiterated his concern about the values of securities and about the potential for a rise in wage inflation. In what was considered to be a preemptive move at keeping inflation in check, the Fed tightened short-term rates by 0.25 percent in late March.

      While economic growth remained somewhat strong, even after the Fed tightening, inflation remained uncharacteristically low. Fixed-income markets began recouping losses experienced with the Fed's interest rate increase as inflation fears remained unconfirmed. Market yields fluctuated with the release of varying economic data but remained relatively range-bound until October.

      On October 8, Greenspan once again expressed his concern about whether the current low level of inflation could continue with such a strong U.S. economy. The market believed his comments to be a warning that he might tighten interest rates again soon. That prospect was discounted on October 27, Gray Monday as it was later named, when there was a global equity market sell-off spawned by economic events in Southeast Asia. The sell-off was dramatic but short-lived. Gray Monday ushered in steep declines in emerging market bonds and less significant declines in high yield and investment grade corporate bonds. Investors flocked to higher quality issues and as a result the U.S. Treasury market rallied through the end of the fund's year. Corporate and emerging markets began recovering in November, as investors began to regain confidence in these markets.

Q     HOW DID KEMPER MULTI-MARKET INCOME TRUST PERFORM DURING THE YEAR?

A     The fund's net asset value total return was 7.20 percent. In market price, the fund gained 8.72 percent and on November 30, the fund was trading at $10.625 per share. We were pleased with the fund's performance given some of the major economic and market events that occurred during the year.

Q     HOW DID YOU MANAGE THE FUND GIVEN THE INTEREST RATE UNCERTAINTY IN THE
FIRST PART OF THE YEAR?

A     We managed the fund fairly defensively by shortening its duration.
Duration is a measurement of a fund's sensitivity to interest rates. The shorter the duration, the less sensitive it is to interest rate changes. This means that, because of the shorter duration, the fund's performance was less impacted by the spike in interest rates than it would have been with a longer duration.

      We made the adjustment by increasing the level of cash and cash equivalents in the fund. Typically, we try to keep the fund's cash position relatively low, because it limits the amount of interest income that the fund can generate.

      However, our larger cash position helped us greatly in March and into April as rates were rising. In mid-April as inflation remained unthreatening and yields began to fall, we looked for opportunities to reallocate the cash back into sectors that appeared attractive -- sectors such as high yield bonds, emerging market investments and mortgages.

Q     WHAT OTHER TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     During the fiscal year, the market enjoyed an unprecedented period of robust economic growth with relatively no inflationary pressures. We positioned the fund to take advantage of this environment by increasing its position in high yield bonds, Treasuries

PERFORMANCE UPDATE

and to a lesser degree, emerging market investments.

      Ever-increasing demand for high yield bonds fueled gains in the market as corporate earnings continued to be strong. Supply kept pace with demand and a great deal of new, lower quality issues were gobbled up by the market. We stayed away from many of these riskier issues, favoring higher quality (B-rated or higher) bonds, from fundamentally strong companies. Although these issues didn't necessarily offer the highest returns in the short run, we felt they would withstand economic or market uncertainty and provide strong returns in the long run. Our assumption was proven correct during the October decline when riskier high yield assets suffered deeper losses than their higher-quality high yield counter parts.

      Interest rates for the most part trended lower from April through the end of the fiscal year. We increased the level of Treasuries in the fund. This made sense because Treasuries tend to perform strongest when rates decline. On October 31, Treasury notes and bonds represented 27 percent of the fund -- up from 12 percent in late March after the Fed's interest rate tightening. This sector also enjoyed a dramatic rally at the end of the year as investors sold other investments and rushed into Treasuries.

      Emerging market investments gained during much of the period and we increased our exposure to a high of 8 percent. However, as events in Southeast Asia and other foreign markets began to escalate, we cut exposure to 5 percent. We reduced our exposure to this sector further in November as we believed there was the potential for more global reverberations.

Q     IN THE FUND'S SEMIANNUAL SHAREHOLDER REPORT YOU DISCUSSED REDUCING THE
FUND'S EXPOSURE TO FOREIGN CURRENCY BONDS. HOW DID YOU MANAGE THAT ALLOCATION DURING THE LAST HALF OF THE FISCAL YEAR?

A     We continued to reduce the fund's position in foreign currency bonds because we believed that the U.S. bond market had more potential to outperform foreign bonds on an absolute level and because of concerns about the European Monetary Union. Also, yields in many foreign markets were well below yields achievable through U.S. investments. At the start of the fiscal year foreign currency bonds represented 25 percent of the fund's investments. By July 30 we had cut our exposure to just 8 percent and by November 30, that sector represented just 5 percent of assets. This reduction in foreign currency bonds was redirected to high yield bonds and Treasuries, which both enjoyed strong performance throughout most of the fiscal year.

Q     IN NOVEMBER, THE FUND DECLARED A REDUCTION IN ITS DECEMBER DIVIDEND. WHAT
LED TO THIS REDUCTION?

A     As we mentioned earlier in this report, interest rates have been declining. In fact, rates have been on this downward trend for several years. Yield spreads in the market have also tightened. This means that the income offered on lower quality issues is declining and moving closer to levels of income paid by higher quality issues. As rates have moved lower and spreads have tightened the amount of income the fund can earn on its investments has been reduced. The fund's December 31, 1997 distribution of $0.0675 per share will reflect a reduction of $0.005 per share.

Q     WHAT'S YOUR OUTLOOK FOR THE FIXED-INCOME MARKETS?

A     We are optimistic about the fixed-income markets. We believe that the fundamentals of most sectors, especially high yield and government bonds, remain positive. However, we look for the possibility of more volatility in the global marketplace and will manage our foreign investments with caution in the new year.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                    ON 11/30/97              ON 11/30/96
--------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS               47%                      35%
--------------------------------------------------------------------------------
EMERGING MARKETS
(U.S.DOLLAR-DENOMINATED)                  4                        7
--------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                    5                       25
--------------------------------------------------------------------------------
HIGH GRADE CORPORATE BONDS                5                        1
--------------------------------------------------------------------------------
MORTGAGES                                 8                       12
--------------------------------------------------------------------------------
TREASURY NOTES AND BONDS                 26                       13
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                      5                        7
--------------------------------------------------------------------------------
                                        100%                     100%

                     [PIE CHART]              [PIE CHART]
                     ON 11/30/97              ON 11/30/96

LONG-TERM FIXED INCOME SECURITIES RATINGS

--------------------------------------------------------------------------------
                                    ON 11/30/97              ON 11/30/96
--------------------------------------------------------------------------------
AAA                                      41%                      54%
--------------------------------------------------------------------------------
AA                                       --                        2
--------------------------------------------------------------------------------
A                                         2                        4
--------------------------------------------------------------------------------
BBB                                       4                       --
--------------------------------------------------------------------------------
BB                                        9                       14
--------------------------------------------------------------------------------
B                                        41                       24
--------------------------------------------------------------------------------
OTHER                                     3                        2
--------------------------------------------------------------------------------
                                        100%                     100%

                     [PIE CHART]              [PIE CHART]
                     ON 11/30/97              ON 11/30/96

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY


--------------------------------------------------------------------------------
                                   ON 11/30/97              ON 11/30/96
--------------------------------------------------------------------------------
AVERAGE MATURITY                   10.4 years                9.4 years
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER MULTI-MARKET TRUST

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1997
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--34.7%
                                         U.S. Treasury Bonds
                                           10.75%, 2005                                  $  5,270       $  6,824
                                           9.125%, 2009                                     6,400          7,454
                                           13.875%, 2011                                    1,500          2,275
                                           12.00%, 2013                                     3,500          5,125
                                           13.25%, 2014                                     3,900          6,194
                                           10.625%, 2015                                    7,615         11,321
                                           6.50%, 2026                                        725            763
                                           6.625%, 2027                                     6,865          7,345
                                           6.375%, 2027                                       375            390
                                         U.S. Treasury Notes
                                           8.875%, 1999                                     1,000          1,036
                                           6.625%, 2007                                     4,425          4,654
                                           6.125%, 2007                                     1,775          1,809
                                         U.S. Treasury Strip, zero coupon, 2019            10,000          2,737
                                         Federal Home Loan Mortgage Corp.,
                                           6.50%, 2023                                      7,038          6,931
                                         Government National Mortgage Association,
                                           6.50%, 2023-2027                                10,756         10,597
                                         --------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost: $73,338)                                                  75,455
                                         --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATIONS--9.1%
-------------------------------------------------------------------------------------------------------------------
(PRINCIPAL AMOUNT IN LOCAL            (a)Republic of Argentina,
CURRENCY, UNLESS OTHERWISE                 (principal amount in U.S. dollars)
INDICATED)                                 11.375%, 2017                                    2,000          2,120
                                         Commonwealth of Australia,
                                           9.50%, 2003                                        286            229
                                         Republic of Austria,
                                           5.875%, 2000                                     2,600            216
                                         Kingdom of Belgium,
                                           9.00%, 2003                                     18,065            583
                                      (a)Federal Republic of Brazil,
                                           (principal amount in U.S. dollars)
                                           6.687%, 2006                                        25             26
                                         Government of Canada,
                                           7.50%, 2003                                      1,026            797
                                         Kingdom of Denmark,
                                           7.00%, 2004                                      2,300            369
                                         Republic of Finland,
                                           10.00%, 2001                                     1,000            219
                                         French Treasury
                                           5.50%, 2001                                      5,370            932
                                           8.50%, 2008                                      3,650            770
                                         German Bundesrepublic,
                                           8.25%, 2001                                      3,385          2,144
                                         Government of Ireland,
                                           9.25%, 2003                                         51             89
                                         Italian Treasury,
                                           10.50%, 2000                                 2,370,000          1,540
                                         Government of the Netherlands,
                                           7.00%, 2003                                      1,376            752
                                         Commonwealth of New Zealand,
                                           8.00%, 2001                                         68             43
                                         Republic of Portugal,
                                           11.875%, 2005                                   13,420            101

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------
                                         Kingdom of Spain,
                                           8.00%, 2004                                  $  91,320         $  696
                                         Kingdom of Sweden,
                                           10.25%, 2003                                     2,300            356
                                         United Kingdom
                                           7.00%, 2002                                        339            576
                                           7.25%, 2007                                        520            924
                                         United Mexican States,
                                           (principal amount in U.S. dollars)
                                           11.375%, 2016                                    4,000          4,520
                                         Republic of Venezuela,
                                           (principal amount in U.S. dollars)
                                           9.25%, 2027                                      2,000          1,758
                                         --------------------------------------------------------------------------
                                         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                         (Cost: $20,609)                                                  19,760
                                         --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--51.7%
-------------------------------------------------------------------------------------------------------------------
AEROSPACE--.8%                           Airlines Pass Through Trust, 10.875%, 2019         $ 220          $ 248
                                         Fairchild Corp., 12.00%, 2001                        565            568
                                         Howmet, Inc., 10.00%, 2003                           440            486
                                         RHI Holdings, 11.875%, 1999                           51             51
                                         Tracor, 8.50%, 2007                                  300            300
                                         --------------------------------------------------------------------------
                                                                                                           1,653
-------------------------------------------------------------------------------------------------------------------
BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003                   315            335
CABLESYSTEMS AND                         Busse Broadcasting, 11.625%, 2000                    120            129
PUBLISHING--5.8%                         Cablevision Systems Corp.
                                           8.125%, 2009                                       440            449
                                           10.50%, 2016                                       340            389
                                         Capstar Broadcasting
                                           9.25%, 2007                                        320            327
                                      (b)  12.75%, 2009                                       320            227
                                      (b)Charter Communications, 14.00%, 2007                 440            334
                                         Comcast Cablevision, 8.50%, 2027                     150            173
                                      (b)Comcast UK Cable Partners, Ltd.,
                                           11.20%, 2007                                     1,080            861
                                      (b)Diamond Cable Communications, PLC
                                           13.25%, 2004                                       525            465
                                           11.75%, 2005                                       320            242
                                           10.75%, 2007                                       720            475
                                         Foxkids Worldwide
                                      (b)  10.25%, 2007                                       500            286
                                           9.25%, 2007                                        300            286
                                         Frontiervision
                                           11.00%, 2006                                       290            314
                                      (b)  11.875%, 2007                                      250            173
                                         Granite Broadcasting Corp., 10.375%, 2005            590            614
                                         Intermedia Capital Partners, 11.25%, 2006            380            422
                                      (b)International Cabletel, Inc., 12.75%, 2005           850            695
                                         NTL, 10.00%, 2007                                    100            105
                                         News America Holdings, Inc.
                                           9.25%, 2013                                         75             88
                                           8.25%, 2018                                        400            429
                                         Newsquest Capital, PLC, 11.00%, 2006                  50             56
                                         Salem Communications Corp., 9.50%, 2007              260            265
                                         Sinclair Broadcasting Group, Inc.,
                                           10.00%, 2003                                       480            521
                                         Sullivan Broadcasting, 10.25%, 2005                  310            331

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL
                                                                                           AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------
                                         Tele-Communications, Inc., 9.80%, 2012           $   250         $  306
                                      (b)TeleWest Communications, PLC,
                                           11.00%, 2007                                       685            517
                                         Time Warner Entertainment, 8.375%, 2023              250            279
                                         Time Warner, Inc., 9.15%, 2023                       400            482
                                      (b)Transwestern Holdings, 11.875%, 2008               1,130            650
                                         Transwestern Publishing, 9.625%, 2007                670            680
                                         U.S. West Cap Funding
                                           7.90%, 2027                                        375            408
                                           7.95%, 2097                                        250            273
                                         --------------------------------------------------------------------------
                                                                                                          12,586
-------------------------------------------------------------------------------------------------------------------
BUSINESS                                 Allied Waste Industries
SERVICES--1.1%                             10.25%, 2006                                       180            197
                                      (b)  11.30%, 2007                                       650            447
                                         Outdoor Systems
                                           9.375%, 2006                                       460            485
                                           8.875%, 2007                                       390            404
                                         Universal Outdoor, 9.75%, 2006                       700            784
                                         --------------------------------------------------------------------------
                                                                                                           2,317
-------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                            Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--1.7%                          10.75%, 2003                                       200            214
                                         Atlantis Group, Inc., 11.00%, 2003                   350            353
                                         Hines Horticulture, 11.75%, 2005                     680            746
                                         Huntsman Corp., 9.50%, 2007                          440            460
                                         Huntsman Polymer Corp., 11.75%, 2004                 555            622
                                      (b)NL Industries, Inc., 13.00%, 2005                     70             70
                                         Terra Industries, Inc., 10.50%, 2005                 190            203
                                         Texas Petrochemicals, 11.125%, 2006                  500            548
                                         UCC Investors Holdings, Inc., 10.50%, 2002           410            461
                                         --------------------------------------------------------------------------
                                                                                                           3,677
-------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--7.1%                  (b)Call-Net Enterprise, Inc.
                                           13.25%, 2004                                       120            109
                                           9.27%, 2007                                        300            201
                                      (b)Cellular, Inc., 11.75%, 2003                         150            148
                                         CommNet Cellular, 11.25%, 2005                       100            114
                                         Dobson Communication, 11.75%, 2007                   500            519
                                         Econophone, 13.50%, 2007                             370            414
                                         GCI General Communication, 9.75%, 2007               445            457
                                         Highwaymaster, with warrants, 13.75%, 2005           240            242
                                      (b)ICG Holdings, 13.50%, 2005                           695            551
                                         Interamerica, 14.00%, 2007                           100            101
                                         Intermedia Communications of Florida, Inc.,
                                           with warrants expiring 2000
                                      (b)  12.50%, 2006                                       170            154
                                      (b)  11.25%, 2007                                       730            502
                                           8.875%, 2007                                       170            170
                                      (b)Knology Corp., 11.875%, 2007                         250            131
                                         MGC Communications, 13.00%, 2004                     400            399
                                         McLeod USA
                                      (b)  10.50%, 2007                                     1,115            765
                                           9.25%, 2007                                        250            252
                                         Metronet Communication
                                           12.00%, 2007                                       150            170
                                      (b)  10.75%, 2007                                       120             70
                                      (b)Millicom International Cellular, S.A.,
                                           13.50%, 2006                                       770            562

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Netia Holdings
                                      (b)  11.25%, 2007                                  $     70         $   39
                                           10.25%, 2007                                        70             66
                                      (b)Nextel Communication, 9.75%, 2007                  1,120            633
                                         Nextlink Communications, 12.50%, 2006                320            363
                                      (b)PTC International Finance, 10.75%, 2007            1,670          1,069
                                      (b)PanAmSat, L.P., 11.375%, 2003                        450            450
                                         Primus Telecom Group, 11.75%, with
                                           warrants, 2004                                     250            269
                                         RCN Corp., 10.00%, 2007                            1,180          1,180
                                      (b)Telegroup, 10.50%, 2004                              100             74
                                         Telex Communications, 10.50%, 2007                   240            236
                                         Teligent, 11.50%, 2007                             1,250          1,252
                                         USA Mobile Communications, Inc. II
                                           14.00%, 2004                                       370            411
                                           9.50%, 2004                                        260            253
                                         Vanguard Cellular Systems, 9.375%, 2006              400            419
                                         Viasystems, Inc., 9.75%, 2007                        500            516
                                         Western Wireless, 10.50%, 2006 and 2007              850            910
                                         Winstar Equipment, 12.50%, 2004                      630            688
                                         Worldcom, Inc., 7.75%, 2007 and 2027                 525            563
                                         ---------------------------------------------------------------------------
                                                                                                          15,422
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION                          (b)American Standard, Inc., 10.50%, 2005                540            543
MATERIALS--2.0%                       (b)Building Materials Corporation of America,
                                           11.75%, 2004                                       770            720
                                         Desa International, 9.875%, 2007                   1,250          1,258
                                         Falcon Building, 9.50%, 2007                         555            569
                                         Nortek, Inc., 9.125%, 2007                           950            955
                                         Waxman Industries, Inc.
                                      (b)  12.75%, 2004                                       100             90
                                      (c)  12,154 warrants expiring 2004                                      28
                                         Werner Holdings, 10.00%, 2007                        220            224
                                         ---------------------------------------------------------------------------
                                                                                                           4,387
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                        AEP Industries, 9.875%, 2007                         170            172
AND SERVICES--5.5%                       AFC Enterprises, 10.25%, 2007                        780            817
                                         AMF Group
                                      (b)  12.25%, 2006                                       160            124
                                           10.875%, 2006                                      860            940
                                         Ameriserve Food, 8.875%, 2006                        160            160
                                         Cinemark USA, Inc., 9.625%, 2008                     570            587
                                         Coinmach Corp., 11.75%, 2005                         780            866
                                      (b)Crown Castle, 10.625%, 2007                        1,000            610
                                         Dimon, Inc., 8.875%, 2006                            500            531
                                         Doskocil Manufacturing Co., 10.125%, 2007            260            268
                                      (b)Dr. Pepper Bottling Holdings, Inc.,
                                           11.625%, 2003                                      370            384
                                         Dyersburg Corp., 9.75%, 2007                         825            854
                                         FWT, 9.875%, 2007                                    170            170
                                         Hedstrom Corp., 10.00%, 2007                         700            702
                                         Herff Jones, Inc., 11.00%, 2005                      290            315
                                         Hollywood Entertainment, 10.625%, 2004               300            297
                                         Kinder-Care Learning Centers, 9.50%, 2009            730            719
                                         NBTY, Inc., 8.625%, 2007                             340            333
                                         Park Ohio Industries, 9.25%, 2007                    300            301
                                         Premier Parks, Inc., 12.00%, 2003                    260            290
                                         Royal Caribbean, 8.25%, 2005                         250            269
                                      (b)Six Flags Theme Park, 12.25%, 2005                 1,000          1,055

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Sparkling Spring Water, 11.50%, 2007              $  100         $  101
                                         Van De Kamps, Inc., 12.00%, 2005                     500            556
                                         Windy Hill Pet Food, 9.75%, 2007                     500            515
                                         ---------------------------------------------------------------------------
                                                                                                          11,936
--------------------------------------------------------------------------------------------------------------------
DRUGS AND                                DVI, Inc., 9.875%, 2004                              100            103
HEALTH CARE--2.5%                        Dade International, Inc., 11.125%, 2006              400            443
                                         Genesis Eldercare, 9.00%, 2007                       440            427
                                         Graham-Field Health, 9.75%, 2007                     150            157
                                         Integrated Health Services, 9.50%, 2007              860            873
                                         MedPartners, Inc., 7.375%, 2006                      615            597
                                         Packard Bioscience, 9.375%, 2007                     110            109
                                      (b)Paragon Health, 10.50%, 2007                       2,750          1,671
                                         Tenet Healthcare, 8.625%, 2003                       500            524
                                         Vencor, 8.625%, 2007                                 610            601
                                         ---------------------------------------------------------------------------
                                                                                                           5,505
--------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                       AEI Holdings, 10.00%, 2007                           180            182
SERVICES--3.5%                           Bellweather Exploration, 10.875%, 2007               500            541
                                         Benton Oil & Gas Co.
                                           11.625%, 2003                                      525            577
                                           9.375%, 2007                                       260            263
                                         Clark USA, 8.875%, 2007                              180            180
                                         Coda Energy, 10.50%, 2006                            290            314
                                         Commonwealth Edison, 7.375%, 2004                    300            309
                                         Dailey Petro Service, 9.75%, 2007                    250            260
                                         Espirito Santo, 10.00%, 2007                         520            468
                                         Forcenergy, 9.50%, 2006                              700            738
                                         Forman Petro, 13.50%, 2004                           120            121
                                         National Energy, 10.75%, 2006                        250            260
                                         Pacalta Resources, 10.75%, 2004                      840            827
                                         Pacific Gas & Electric Co., 6.42%, 2008              200            200
                                         Plains Resources, 10.25%, 2006                       500            537
                                         Rutherford Moran, 10.75%, 2004                       190            192
                                         Southwest Royal, 10.50%, 2004                        145            144
                                         Stone Energy Corp., 8.75%, 2007                      190            190
                                         Transamerica Energy Corp., 11.50%, 2002              500            495
                                         United Meridian Corp., 10.375%, 2005                 450            493
                                         Wiser Oil Co., 9.50%, 2007                           430            421
                                         ---------------------------------------------------------------------------
                                                                                                           7,712
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                      BCH Cayman Islands, 7.70%, 2006                      250            263
HOMEBUILDERS AND                         Corporation Andina de Fomento,
REAL ESTATE--3.4%                          7.79%, 2017                                        500            510
                                         Del Webb Corp., 9.75%, 2008                          880            911
                                         Emergent Group, 10.75%, 2004                         170            167
                                         Felcor Suites, 7.625%, 2007                          125            124
                                         Forecast Group, L.P., 11.375%, 2000                   80             75
                                         Fortress Group, 13.75%, 2003                         640            715
                                         Hovnanian Enterprises, 11.25%, 2002                  226            236
                                         Intertek Finance, 10.25%, 2006                       200            210
                                         Kevco, Inc., 10.375%, 2007                         1,170          1,182
                                         Lehman Brothers Holdings, 7.375%, 2007               500            515
                                         New Millen Home Building, 12.00%, 2004                60             60
                                         Peoples Bank Bridgeport, 7.20%, 2006                 250            251
                                         Presley Companies, 12.50%, 2001                       20             19
                                         Scotland International, 8.80%, 2004                  200            223
                                         Simon DeBartolo, 7.125%, 2007                        200            203
                                         Southern Pacific Funding, 11.50%, 2004               225            223

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Svenska Handelsbanken, 7.125%, 2049               $  175         $  175
                                         TriNet Corporation Realty Trust, 7.70%, 2017         500            511
                                         UDC Homes, 12.50%, 2000                              160            162
                                         Williams Scotsman, 9.875%, 2007                      700            728
                                         ---------------------------------------------------------------------------
                                                                                                           7,463
--------------------------------------------------------------------------------------------------------------------

HOTELS AND                               Eldorado Resorts, 10.50%, 2006                       540            590
GAMING--1.6%                             Empress River Casino, 10.75%, 2002                   230            247
                                         HMH Properties
                                           9.50%, 2005                                         90             94
                                           8.875%, 2007                                       510            525
                                         Harvey's Casino Resorts, 10.625%, 2006               630            687
                                         Hilton Hotels, 7.375%, 2002                          250            256
                                         Players International, 10.875%, 2005                 220            238
                                         Trump Atlantic City, 11.25%, 2006                    800            788
                                         ---------------------------------------------------------------------------
                                                                                                           3,425
--------------------------------------------------------------------------------------------------------------------

MANUFACTURING, METALS                    Aftermarket Technology, 12.00%, 2004                 240            266
AND MINING--7.0%                         Airxcel, 11.00%, 2007                                330            337
                                         Alvey Systems, 11.375%, 2003                         170            180
                                         Bar Technologies, 13.50%, 2001                       550            597
                                         Centaur Mining & Exploration, Ltd.,
                                           11.00%, 2007                                     1,250          1,264
                                         Collins & Aikman Corp., 11.50%, 2006                 590            667
                                         Crain Industries, Inc., 13.50%, 2005                 270            306
                                         Day International Group, Inc., 11.125%, 2005         860            929
                                         EV International, 11.00%, 2007                       485            489
                                         Euramax International, PLC, 11.25%, 2006             465            503
                                         Foamex, L.P., 9.875%, 2007                           665            687
                                         GS Technologies
                                           12.00%, 2004                                        90             99
                                           12.25%, 2005                                       180            202
                                         Hayes Wheels International, 9.125%, 2007             800            824
                                         IMO Industries, 11.75%, 2006                         555            609
                                         JPS Automotive Products Corp.,
                                           11.125%, 2001                                      150            166
                                         Johnstown America, 11.75%, 2005                      210            228
                                         Knoll, Inc., 10.875%, 2006                           504            562
                                         Koppers Industries, 9.875%, 2007                     170            172
                                         MMI Products, 11.25%, 2007                           480            516
                                         Motors and Gears, Inc., 10.75%, 2006                 430            456
                                         Neenah Corp., 11.125%, 2007                          730            796
                                         Oxford Auto, 10.125%, 2007                           500            522
                                         Scovil Fastners, 11.25%, 2007                        200            201
                                         Thermadyne Industries, Inc.
                                           10.25%, 2002                                       185            192
                                           10.75%, 2003                                       230            248
                                         Venture Holdings, 9.50%, 2005                        390            390
                                         WCI Steel, Inc., 10.00%, 2004                        500            517
                                         Weirton Steel Corp., 11.375%, 2004                   210            222
                                         Wells Aluminum Corp., 10.125%, 2005                  700            740
                                         Wheeling-Pitt Corp., 9.25%, 2007                   1,400          1,386
                                         ---------------------------------------------------------------------------
                                                                                                          15,273

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                             AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
PAPER, FOREST                            BPC Holding Corp., 12.50%, 2006                   $  230         $  252
PRODUCTS AND                             Berry Plastics Corp., 12.25%, 2004                   150            165
CONTAINERS--3.6%                         Doman Industries, Ltd., 9.25%, 2007                1,220          1,214
                                         Fonda Group, 9.50%, 2007                             935            893
                                         Gaylord Container Corp.
                                           12.75%, 2005                                       580            628
                                           9.75%, 2007                                        130            131
                                         Maxxam Group, Inc.
                                      (b)  12.25%, 2003                                        90             89
                                           11.25%, 2003                                       500            530
                                         National Fiberstock Corp., 11.625%, 2002             420            443
                                         Pindo Finance, 10.75%, 2007                          200            185
                                         Printpack, Inc.
                                           9.875%, 2004                                        50             53
                                           10.625%, 2006                                      270            286
                                         Riverwood International
                                           10.25%, 2006                                       140            143
                                           10.625%, 2007                                      120            124
                                           10.875%, 2008                                    1,285          1,256
                                         Spinnaker Industries, 10.75%, 2006                   380            388
                                         Stone Container Corp.
                                           9.875%, 2001                                       385            390
                                           12.25%, 2002                                        40             42
                                           11.50%, 2006                                       315            335
                                         TJIWI Kimia Finance, 10.00%, 2004                    250            229
                                         U.S. Can Corp., 10.125%, 2006                        120            127
                                         ---------------------------------------------------------------------------
                                                                                                           7,903
--------------------------------------------------------------------------------------------------------------------
RETAILING--3.8%                          Ameriking, 10.75%, 2006                              490            510
                                         Cole National Group, 9.875%, 2006                    120            128
                                         J. Crew
                                           10.375%, 2007                                      400            394
                                      (b)  13.12%, 2008                                     2,120          1,177
                                         Federated Department Stores, Inc.,
                                           10.00%, 2001                                       500            550
                                         Finlay Fine Jewelry Corp., 10.625%, 2003             630            662
                                         Flagstar Corp.
                                           10.75%, 2001                                       615            632
                                           10.875%, 2002                                      150            155
                                         Guitar Center Management, 11.00%, 2006                87             97
                                         Krystal Co., 10.25%, 2007                            140            141
                                         Nine West Group, 9.00%, 2007                         210            204
                                         Pathmark Stores
                                           12.625%, 2002                                       80             81
                                           9.625%, 2003                                       400            390
                                         Petro Stopping Centers, 10.50%, 2007                 720            758
                                         Riddell Sports, 10.50%, 2007                         815            840
                                         Specialty Retailers
                                           8.50%, 2005                                         60             61
                                           9.00%, 2007                                        120            122
                                         Staples, Inc., 7.125%, 2007                          250            251
                                         Travelcenters America, 10.25%, 2007                  970          1,014
                                         ---------------------------------------------------------------------------
                                                                                                           8,167

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT
                                                                                          OR SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.7%                     Continental Airlines
                                           7.75%, 2014                                  $     292       $    312
                                           6.90%, 2018                                        250            253
                                         Delta Air Lines, 9.875%, 2008                        449            507
                                         TFM, S.A. de CV, 10.25%, 2007                      1,330          1,337
                                      (b)Transtar Holdings, L.P., 13.375%, 2003               200            176
                                         United Airlines, 9.56%, 2018                         750            906
                                         Valujet, Inc., 10.25%, 2001                          300            274
                                         ---------------------------------------------------------------------------
                                                                                                           3,765
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--.6%                       Climachem, 10.75%, 2007                              150            153
                                         Communication and Power Industry, Inc.,
                                           12.00%, 2005                                       140            157
                                         Corporate Express, Inc., 9.125%, 2004                220            224
                                         Harman International, 7.32%, 2007                    400            412
                                         USA Waste Services, 7.00%, 2004                      250            255
                                         ---------------------------------------------------------------------------
                                                                                                           1,201
                                         ---------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS
                                         (Cost: $109,175)                                                112,392
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COMMON AND                            (c)Capital Pacifics Holdings                          1,185shs.          1
PREFERRED STOCKS--.3%                    Clark USA, PIK, preferred                          1,000            105
                                         Crown American Realty, preferred                   4,200            222
                                      (c)Empire Gas Corp., warrants                           552              3
                                      (c)Intelcom Group, Inc.                               1,056             15
                                         Sinclair Capital, preferred                        3,600            398
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON AND PREFERRED STOCKS
                                         (Cost: $675)                                                        744
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.67%
INSTRUMENT--4.1%                         Due--December 1997
                                         (Cost: $9,000)                                 $   9,000          8,997
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.9%
                                         (Cost: $212,797)                                                217,348
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.1%                        160
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                               $217,508
                                         ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Variable rate security. Rate shown is the effective rate on November 30, 1997 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

Based on the cost of investments of $212,797,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $6,249,000, the gross unrealized depreciation was $1,698,000 and the net unrealized appreciation on investments was $4,551,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MULTI-MARKET INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Multi-Market Income Trust as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Multi-Market Income Trust at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 20, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $212,797)                                                $217,348
------------------------------------------------------------------------
Cash                                                              20,964
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   873
------------------------------------------------------------------------
  Interest                                                         3,802
------------------------------------------------------------------------
    TOTAL ASSETS                                                 242,987
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           23,835
------------------------------------------------------------------------
  Dividends                                                        1,457
------------------------------------------------------------------------
  Management fee                                                     140
------------------------------------------------------------------------
  Trustees' fees and other                                            47
------------------------------------------------------------------------
    Total liabilities                                             25,479
------------------------------------------------------------------------
NET ASSETS                                                      $217,508
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $220,433
------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and
foreign currency transactions                                     (7,615)
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                  4,690
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $217,508
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($217,508 / 20,090 shares outstanding)                            $10.83
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                        $18,604
-----------------------------------------------------------------------
Dividends                                                            38
-----------------------------------------------------------------------
  Total investment income                                        18,642
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,840
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            189
-----------------------------------------------------------------------
  Professional fees                                                  44
-----------------------------------------------------------------------
  Reports to shareholders                                            39
-----------------------------------------------------------------------
  Trustees' fees and other                                           64
-----------------------------------------------------------------------
    Total expenses                                                2,176
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            16,466
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                           3,459
-----------------------------------------------------------------------
  Net realized loss from futures transactions                    (2,162)
-----------------------------------------------------------------------
    Net realized gain                                             1,297
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   (2,739)
-----------------------------------------------------------------------
Net loss on investments                                          (1,442)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $15,024
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 16,466             17,341
-------------------------------------------------------------------------------------------
  Net realized gain                                                1,297              2,564
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (2,739)             2,929
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              15,024             22,834
-------------------------------------------------------------------------------------------
Distribution from net investment income                          (17,871)           (21,361)
-------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(38 shares in 1997 and 119 shares in 1996)                           416              1,283
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (2,431)             2,756
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                219,939            217,183
-------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income of $231 in
1996)                                                           $217,508            219,939
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At November 30, 1997, the Fund had $3,954,000 in purchase commitments outstanding (1.8% of net assets) with a corresponding amount of assets segregated.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1997, amounting to approximately $7,241,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS
     WITH AFFILIATES         INVESTMENT MANAGER COMBINATION. Zurich Insurance
                             Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the name of the Fund's shareholder service agent was changed to Kemper Service Company (KSvC).

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,840,000 for the year ended November 30, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $27,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $22,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $734,454

                             Proceeds from sales                         760,679

--------------------------------------------------------------------------------

4    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain or loss on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At November 30, 1997, the Fund had entered into forward contracts for the foreign currencies corresponding to the foreign government bonds in its portfolio. The settlement dates on the contracts occur during December, 1997, and the aggregate unrealized gain on the contracts amounted to $139,000 at November
                             30, 1997.

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------
                                                      1997      1996      1995      1994      1993
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $10.97     10.90     10.35     11.29     10.88
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .82       .87       .96       .96      1.04
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.07)      .27       .60      (.97)      .45
--------------------------------------------------------------------------------------------------------
Total from investment operations                         .75      1.14      1.56      (.01)     1.49
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .89      1.07      1.01       .76      1.08
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --        --       .17        --
--------------------------------------------------------------------------------------------------------
Total dividends                                          .89      1.07      1.01       .93      1.08
--------------------------------------------------------------------------------------------------------
Net asset value per share, end of year                $10.83     10.97     10.90     10.35     11.29
--------------------------------------------------------------------------------------------------------
Market value per share, end of year                   $10.63     10.63     10.75      9.38     11.00
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 TOTAL RETURN
--------------------------------------------------------------------------------------------------------
Based on net asset value                                7.20%    11.12     15.90      (.07)    14.29
--------------------------------------------------------------------------------------------------------
Based on market value                                   8.72%     9.14     26.92     (6.48)    16.83
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------
Expenses                                                1.01%      .99      1.02      1.03       .97
--------------------------------------------------------------------------------------------------------
Net investment income                                   7.61%     8.06      9.13      8.80      9.43
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $217,508   219,939   217,183   206,220   225,055
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  304%      310       271       253       240
--------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MULTI-MARKET INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                  OFFICERS

JAMES E. AKINS            DANIEL PIERCE                ROBERT C. PECK, JR.
Trustee                   Chairman of the Board        Vice President

ARTHUR R. GOTTSCHALK      MARK S. CASADY               KATHRYN L. QUIRK
Trustee                   President                    Vice President

FREDERICK T. KELSEY       PHILIP J. COLLORA            HARRY E. RESIS, JR.
Trustee                   Vice President,              Vice President
                          Secretary and Treasurer
DANIEL PIERCE                                          JONATHAN W. TRUTTER
Trustee                   J. PATRICK BEIMFORD, JR.     Vice President
                          Vice President
FRED B. RENWICK                                        RICHARD L. VANDENBERG
Trustee                   ROBERT S. CESSINE            Vice President
                          Vice President
JOHN B. TINGLEFF                                       LINDA J. WONDRACK
Trustee                   JERARD K. HARTMAN            Vice President
                          Vice President
EDMOND D. VILLANI                                      JOHN R. HEBBLE
Trustee                   THOMAS W. LITTAUER           Assistant Treasurer
                          Vice President
JOHN G. WEITHERS                                       MAUREEN E. KANE
Trustee                   ANN M. MCCREARY              Assistant Secretary
                          Vice President
                                                       CAROLINE PEARSON
                          MICHAEL A. MCNAMARA          Assistant Secretary
                          Vice President
                                                       ELIZABETH C. WERTH
                                                       Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 419066
                                      Kansas City, MO 64141-6066

--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

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